SUPPLEMENTARY INFORMATION TO STATEMENTS OF COMPREHENSIVE INCOME - Disclosure of financial income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Supplementary Information To Statements Of Comprehensive Income Abstract
Exchange rate differences	$ 1,129	$ 661	$ 5
Gain on marketable securities, net	848	0	0
Share options	1,801	7,423	0
Call+Put options	0	320	0
Interest	1,055	429	376
Financial income	$ 4,833	$ 8,833	$ 381